UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	March 29, 2023 (March 28, 2023)

SOUTHWEST IOWA RENEWABLE ENERGY, LLC
(Exact Name of Registrant as Specified in Its Charter)

IOWA	000-53041	20-2735046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10868 189th Street, Council Bluffs, Iowa	51503
(Address of Principal Executive Offices)	(Zip Code)

(712) 366-0392
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Effective March 28, 2023, Southwest Iowa Renewable Energy, LLC (the “Company”) entered into Amendment No. 2 (the “Amendment”) to the First Amended and Restated Credit Agreement with Farm Credit Services of America, FLCA (“FLCA”), Farm Credit Services of America, PCA (“PCA”) and CoBank, ACB (“CoBank”) to amend the Company’s existing Credit Agreement dated as of July 18, 2022, as amended by Amendment No. 1 dated as of September 21, 2022 (the “Credit Agreement”).

The Amendment amended and restated the Company’s:

•
Third Amended and Restated Term Note dated July 18, 2022 (the “Existing Term Note”) in its entirety, replacing it with the Fourth Amended and Restated Term Note dated March 28, 2023 (the “Restated Term Note”) to make the following modifications:

-	reduce the maximum principal amount from $18,750,000 to $11,250,000;
-	decrease the Daily Simple SOFR Rate Spread from 3.25% to 3.15% per annum; and
-	provide for a single principal payment of $3,750,000 due and payable on September 1, 2023 with all other outstanding amounts due upon the maturity date which remains November 15, 2024.

•
Third Amended and Restated Revolving Term Note dated September 21, 2022 (the “Existing Revolving Term Note”) in its entirety, replacing it with the Fourth Amended and Restated Revolving Term Note dated March 28, 2023 (the “Restated Revolving Term Note”) to decrease the Daily Simple SOFR Rate Spread from 3.25% to 3.15% per annum.

•
Fourth Amended and Restated Revolving Credit Note dated July 18, 2022 (the “Existing Revolving Credit Note”) in its entirety, replacing it with the Fifth Amended and Restated Revolving Credit Note dated March 28, 2023 (the “Restated Revolving Credit Note”) to make the following modifications:

-	extend the maturity date from February 1, 2023 to April 1, 2024;
-	incorporate a one-year renewal option period exercisable by CoBank upon approval by PCA by written notice to the Company prior to the maturity date; and
-	decrease the Daily Simple SOFR Rate Spread from 3.10% to 3.00% per annum.

The foregoing description of the Amendment, the Restated Term Note, the Restated Revolving Term Note, and the Restated Revolving Credit Note do not purport to be complete and are qualified in their entirety by reference to the full text of these documents, which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03, as if fully set forth herein.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1
Second Amended and Restated Credit Agreement dated March 28, 2023 by and among Southwest Iowa Renewable Energy, LLC, Farm Credit Services of America, FLCA, Farm Credit Services of America, PCA and CoBank, ACB as amended by Amendment No. 1 dated as of September 21, 2022

10.2	Fourth Amended and Restated Term Note dated March 28, 2023

10.3	Fourth Amended and Restated Revolving Term Note dated March 28, 2023

10.4	Fifth Amended and Restated Revolving Credit Note dated March 28, 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST IOWA RENEWABLE ENERGY, LLC

Date: March 28, 2023	By:	/s/ Ann Reis
Ann Reis
Chief Financial Officer